AMENDMENT NO. 1
TO LEASE

THIS AMENDMENT NO. 1 dated July 25, 2018 (Amendment No. 1) to Lease dated April 19, 2013 (Lease) by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and ELECTRONICS FOR IMAGING, INC., a Delaware corporation, as TENANT, is made and entered into as of the last date written below.

RECITALS

A.
WHEREAS, by Lease Agreement dated April 19, 2013 Landlord leased to Tenant approximately 58,560+ square feet of that certain 108,166+ square foot building (the Building) located at 6700 Dumbarton Circle, Suite 200, Fremont, California (the Premises), the details of which are more particularly set forth in said Lease, and

B.
WHEREAS, said Lease was amended by the Letter dated August 30, 2013 which changed the Premises address from 6700 Dumbarton Circle, Fremont, California 94555 to 6700 Dumbarton Circle, Suite 200, Fremont, California 94555, and

C.
WHEREAS, said Lease was amended by the Commencement Letter dated September 17, 2013 which confirmed the Commencement Date as September 1, 2013, and confirmed the Termination Date as August 31, 2028, and

D.
WHEREAS, it is now the desire of the parties hereto to further amend the Lease to (i) terminate said Lease prior to the scheduled Termination Date and amend the scheduled Termination Date from August 31, 2028 to the revised early termination date of July 31, 2018, (ii) establish a Termination Fee for the early termination of the Lease, (iii) reference Landlord retaining Tenant’s Security Deposit in lieu of Tenant paying the unamortized portion of the Lease Commission as required in Lease Paragraph 45 (Brokers), (iv) modify Tenant’s surrender obligations, (v) amend the Aggregate Basic Rent of the Lease due to the early termination of the Lease, (vi) delete Lease Paragraphs 47 (Option to Extend Lease for Five (5) or Ten (10) Years) and 48 (Right of First Refusal to Lease) and 49 (Right of First Refusal to Purchase the Leased Property) and (vii) require Tenant to execute a Quitclaim Deed which Landlord will record to remove from record the Memorandum of Lease as hereinafter set forth (the Lease Agreement, Letter dated August 30, 2013, Commencement Letter and this Amendment No. 1 hereinafter are referred to collectively as the Lease).

AGREEMENT

NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

1.     EARLY TERMINATION OF LEASE: Subject to the terms and conditions stated herein,
Landlord and Tenant hereby agree to the early termination of the Lease; therefore, the scheduled Termination Date shall be changed from August 31, 2028 to July 31, 2018 (the Revised Termination Date). Tenant shall be responsible for paying all Basic Rent and Additional Rent and fulfilling all Lease obligations as contained in said Lease through the Revised Termination Date as modified herein. Notwithstanding the above, and except as may be otherwise provided in this Amendment No. 1, Tenant's obligations that occur and/or accrue during the Term of the Lease as stated in Lease Paragraphs 13 (Taxes), 18 (Indemnification), 19 (Compliance) and 44 (Hazardous Materials) shall survive the termination of the Lease.

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2.     EARLY TERMINATION CONSIDERATION. As a material part of the consideration for Landlord's consent to the early termination of the Lease, Tenant agrees to pay to Landlord FOUR HUNDRED FIFTY-EIGHT THOUSAND TWO HUNDRED SEVENTY AND 80/100 DOLLARS ($458,270.80) as calculated pursuant to Exhibit A attached hereto (Termination Fee). Said Termination Fee shall be paid by Tenant to Landlord concurrently with the delivery of this executed Amendment No. 1.

3.     LANDLORD RETENTION OF SECURITY DEPOSIT. The parties hereto agree that in lieu of Tenant paying the THREE HUNDRED FIFTY-TWO THOUSAND SEVEN HUNDRED SIXTY AND 51/100 DOLLARS ($352,760.51) unamortized Lease Commission as required in Lease Paragraph 45 (Brokers), Landlord shall apply Tenant’s Security Deposit of TWO HUNDRED NINETY-EIGHT THOUSAND FIVE HUNDRED TWENTY-FOUR AND 40/100 DOLLARS ($298,524.40) to the amount due and Landlord, as an accommodation to Tenant, shall forgive the net amount of FIFTY-FOUR THOUSAND TWO HUNDRED THIRTY-SIX AND 11/100 DOLLARS ($54,236.11) balance due.

4.     TENANT’S SURRENDER OBLIGATIONS.

A.     Surrender of Premises. The parties hereto agree Tenant shall surrender the Premises in the current interior configuration as shown on Exhibit B attached hereto and Tenant shall leave the cubicles installed in the Premises as of the Revised Termination Date. Tenant shall be responsible for otherwise relinquishing the Premises in the condition required under Lease Paragraph 5 (Acceptance and Surrender of Premises).

B.     Hazardous Materials. Tenant represents and warrants to Landlord that, to the best of Tenant’s knowledge, no Hazardous Materials were used, stored and/or disposed of in, on or about, the Premises during the Term of the Lease by Tenant or its subtenants (if any), other than customary household and office supplies used in compliance with Environmental Laws.

5.     REAL PROPERTY INSURANCE. Notwithstanding Tenant’s obligations related to payment of Additional Rent as set forth in Paragraph 1 (Early Termination of Lease) above, Tenant acknowledges that Tenant has prepaid real property insurance premiums due through March 13, 2019, and that Tenant will not receive any rebate of said prepaid premiums related to the Premises accruing after the Revised Termination Date of July 31, 2018.

6.     AGGREGATE BASIC RENT. As a result of the Revised Termination Date, the Aggregate Basic Rent due under Lease Paragraph 4.A (Rent: Basic Rent) is decreased by FIFTEEN MILLION NINE HUNDRED EIGHTY-EIGHT THOUSAND THREE HUNDRED THIRTY-FOUR AND 41/100 DOLLARS ($15,988,334.41), or from EIGHTEEN MILLION FIVE HUNDRED TWENTY-SIX THOUSAND TWO HUNDRED FORTY-FIVE AND 48/100 DOLLARS ($18,526,245.48) to TWO
MILLION FIVE HUNDRED THIRTY-SEVEN THOUSAND NINE HUNDRED ELEVEN AND 07/100 DOLLARS ($2,537,911.07).

7. DELETION OF LEASE PARAGRAPH 47 (OPTION TO EXTEND LEASE FOR FIVE (5) OR TEN (10) YEARS). Lease Paragraph 47 (Option to Extend Lease for Five (5) or Ten (10) Years) is hereby deleted in its entirety and is of no further force or effect.

8. DELETION OF LEASE PARAGRAPH 48 (RIGHT OF FIRST REFUSAL TO LEASE). Lease Paragraph 48 (First Right of Refusal to Lease) is hereby deleted in its entirety and is of no further force or effect.

9. DELETION OF LEASE PARAGRAPH 49 (RIGHT OF FIRST REFUSAL TO PURCHASE THE PROPERTY LEASED HEREIN). Lease Paragraph 49 (Right of First Refusal to Purchase the Property Leased Herein) is hereby deleted in its entirety and is of no further force or effect.

10. QUITCLAIM DEED. Tenant shall execute, and Landlord shall record, a Quitclaim Deed in the form attached hereto as Exhibit C to remove from record the Memorandum of Lease.

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11. AUTHORITY TO EXECUTE. Each party executing this Amendment hereby warrants and represents that (a) the individual executing on behalf of such party is properly authorized to execute this Amendment and bind such party on behalf of whom each individual executes this Amendment and to all of the terms, covenants and conditions of this Amendment as they relate to the respective party hereto, and (b) neither entry into nor performance under this Agreement by such party violates any judgment, order, decree, conveyance or contract by which such party is bound.

12. ENTIRE AGREEMENT. This Amendment constitutes the parties’ entire agreement and understanding with respect to all matters referred to in this Amendment. This Amendment may not be amended, modified or otherwise changed or any provision waived in any respect unless in writing and signed by both parties hereto.

13. CHOICE OF LAW/VENUE; SEVERABILITY. This Amendment shall in all respects be governed by and construed in accordance with the laws of the County of Alameda in the State of California and each party specifically stipulates to venue in Alameda County. If any provisions of this Amendment shall be invalid, unenforceable, or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

14.     EXAMINATION OF AMENDMENT. This Amendment No. 1 shall not be effective until its execution by both Landlord and Tenant.

EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of the Lease shall remain in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.

LANDLORD:	TENANT:
JOHN ARRILLAGA SURVIVOR'S TRUST	ELECTRONICS FOR IMAGING, INC.,
a Delaware corporation
By__________________________	By__________________________
John Arrillaga, Trustee	______________________________
Date: _______________________	Print or Type Name
RICHARD T. PEERY SEPARATE	Title: _________________________
PROPERTY TRUST
By__________________________	Date: __________________________
Richard T. Peery, Trustee
Date: ________________________

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As of: 07/13/18

EXHIBIT A

TERMINATION FEE AS OF 07/31/18

ELECTRONICS FOR IMAGING, INC.
Ardenwood IV-8
6700 Dumbarton Circle
Fremont, CA

Leased Square Footage:	**58,560**
Building Square Footage:	**108,166**
Leased Percentage of Building:	**54.14%**

Termination Date: 07/31/18
Scheduled Termination Date: 08/31/28
Landlord: Peery/Arrillaga

Four months of Basic Rent from 08/01/18 through 11/30/18:

Period:	**Aug-18**	**Sep-18**	**Oct-18**	**Nov-18**	**Total**
Basic Rent (4 months)	$ 112,046.65	$ 115,408.05	$ 115,408.05	$ 115,408.05	$ 458,270.80
TOTAL BASIC RENT FOR 4 MO PERIOD	$ 112,046.65	$ 115,408.05	$ 115,408.05	$ 115,408.05	**$ 458,270.80**

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6700 Dumbarton Circle
EAST Building - Second Floor

EXHIBIT B

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<u>EXHIBIT C</u>

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

PEERY/ARRILLAGA
2450 Watson Court
Palo Alto, CA 94303

(Space Above This Line Reserved For Recorder's Use)

QUITCLAIM DEED
MEMORANDUM OF LEASE

Not pursuant to a sale. No consideration for this transfer.
The undersigned declares that the documentary transfer tax is $0 and is:
☒ computed on the full value of the interest or property conveyed, or is
☐ computed on the full value less the value of liens or encumbrances remaining thereon at the time of sale.
The undersigned declares that the city/county transfer tax is $0.
The land, tenements or realty is located in ☐ unincorporated area ☒ City of Fremont, California

APN: 543-439-177

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, ELECTRONICS FOR IMAGING, INC., a Delaware corporation ("Grantor"), does hereby REMISE, RELEASE and forever QUITCLAIM to JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) as amended, as to an undivided one-half interest, and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, as to an undivided one-half interest (collectively "Grantee"), any and all right, title and interest in and to that certain real property located at 6700 Dumbarton Circle, Fremont, California 94555, County of Alameda (the "Property"), described on Exhibit "A" attached hereto created by the recording of the Memorandum of Lease dated April 19, 2013 to that certain lease agreement between the parties dated April 19, 2013.

The purpose of this Quitclaim Deed is solely to relinquish, cancel and extinguish Grantor's right, title and interest in the Property created by virtue of that certain Memorandum of Lease dated April 19, 2013 and recorded April 26, 2013 as Document Number 2013146941 in the Official Records of Alameda County as related to the above referenced Property.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE PAGE TO

QUITCLAIM DEED

IN WITNESS WHEREOF, Grantor has executed this Quitclaim Deed as of the date set forth below.

Dated: _______________, 2018

ELECTRONICS FOR IMAGING, INC., a Delaware corporation

By: ______________________________
Name: ______________________________
Its: ______________________________

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EXHIBIT A

LEGAL DESCRIPTION

The land referred to below is situated in the City of Fremont, County of Alameda, State of California, and is described as follows:

Parcel 8, Parcel Map 7794, filed December 27, 2002, Map Book 268, Pages 80 and 81, Alameda County Records.

APN: 543-439-177

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A Notary Public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA )
)§§
COUNTY OF ________________)

On ________________, 2018 before me, ____________________________________(insert name and title of the officer if applicable), personally appeared ________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature ______________________________________

My commission expires _______________________.

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